UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811‑23720
Cohen & Steers Real Estate Opportunities and Income Fund

(Exact name of Registrant as specified in charter)
1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 832‑3232
Date of fiscal year end: December 31
Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.
(a)

Cohen & Steers Real Estate Opportunities and Income Fund

To Our Shareholders:
We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers Real Estate Opportunities and Income Fund (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers Real Estate Opportunities and Income Fund:
Net Asset Value Total Return(a)	5.13%
Market Price Total Return(a)	7.17%
Blended Benchmark—70% FTSE Nareit All Equity REITs Index/ 30% Preferred Blend (50% ICE BofA U.S. IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Securities Index)(b)	2.19%
S&P 500 Index(b)	6.20%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed‑end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 5.

Cohen & Steers Real Estate Opportunities and Income Fund

Market Review
Real estate stocks had a modestly positive total return in the six months ended June 30, 2025, although they trailed broader equities. The period was characterized by heightened uncertainty around economic growth and inflation. President Trump initiated a trade war, announcing higher-than-anticipated tariffs in early April. The news initially weighed on financial markets, but subsequent statements from the Trump administration and trade partners’ willingness to reach compromises led to price rebounds.
Bond yields, though volatile, moved lower as inflation concerns diminished. Although the U.S. Federal Reserve held its key lending rate steady throughout the period, it signaled that cuts were possible later in 2025. The European Central Bank steadily cut its main refinancing rate—from around 3% at the start of the year to 2.15%—due to declining inflation, slower growth in the region and uncertainty from U.S. tariffs.
Despite a shifting macro backdrop, commercial real estate fundamentals remained generally healthy, with steady demand and limited new supply in most property sectors.
Fund Performance
The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.
Returns varied widely by property type. Telecommunications was a top performer, with the typically interest-rate sensitive sector aided by a decline in bond yields. An improving leasing outlook for cell tower owners further supported performance. Health care landlords also outperformed, lifted on strong results from companies with senior housing businesses. The Fund’s overweight in telecommunication contributed positively to relative return, as did stock selection in health care, where an overweight in senior housing specialist Welltower had a sizable gain.
Office REITs declined after strong performance in 2024. Stock selection and an overall underweight in offices aided performance; an overweight in Paramount Group had a sizable gain, rallying on a late-period announcement that the company’s board would review alternatives to enhance shareholder return.
Retail landlords had mixed returns. Shopping centers and regional malls declined as retail sales faltered late in the period, with May retail sales coming in weaker than consensus expectations. Free-standing retail companies, which tend to be rate-sensitive due to having long leases, advanced amid the decline in bond yields. The Fund’s underweight in free standing detracted from performance, while an underweight in shopping centers contributed.
Data center REITs struggled, reflecting weakness in shares of Equinix, which issued a soft five-year revenue outlook relative to expectations. Still, the company noted strong data center fundamentals and an expanding potential customer base. Stock selection in the sector helped relative performance due to an underweight in Equinix.
Elsewhere of note in the Fund’s equity allocation, stock selection among specialty REITs hindered performance, due primarily to an overweight in Iron Mountain. The information and data storage company underperformed amid concerns that the U.S. government, under the new administration, may digitize some of its recordkeeping.

Cohen & Steers Real Estate Opportunities and Income Fund

Preferred securities had a positive total return in the period against a mostly supportive interest-rate environment. Within the group, the banking sector performed well against the backdrop of positive industry fundamentals and strong balance sheets. Banks’ asset quality remained in good shape. Security selection in banking contributed to relative performance; top contributors included out‑of‑benchmark issues from European banks that had sizable gains.
As with banks, the insurance industry’s cash flows and asset quality remained healthy. However, issues in the sector modestly underperformed preferreds as a whole. The Fund’s underweight in insurance aided relative performance.
The utilities sector had a positive absolute return (but also lagged broader preferreds) amid a positive growth outlook, partly supported by the expected long-term demand for power for artificial intelligence applications. The Fund’s security selection in utilities preferreds helped relative performance.
Factors that detracted from relative performance in the Fund’s preferred allocation included overweights in telecommunication services and real estate. Within the preferreds component of the Fund’s blended benchmark, both sectors fell in the period despite the decline in bond yields.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund’s performance for the six months ended June 30, 2025.
Impact of Derivatives on Fund Performance
In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps did not have a material effect on the Fund’s total return for the six months ended June 30, 2025.
The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts significantly contributed to the Fund’s total return for the six months ended June 30, 2025.
The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six months ended June 30, 2025.

Cohen & Steers Real Estate Opportunities and Income Fund

Sincerely,

JASON YABLON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

JERRY DOROST	MATHEW KIRSCHNER
Portfolio Manager	Portfolio Manager

YIGAL JHIRAD	ROBERT KASTOFF
Portfolio Manager	Portfolio Manager
The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Real Estate Opportunities and Income Fund

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2025

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	11.30%	—	—	1.97%
Fund at Market Price	15.93%	—	—	0.22%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations is February 24, 2022.
Benchmark Description
The Blended Benchmark is represented by the performance of the blended benchmark consisting of 70% FTSE Nareit All Equity REITs Index and 30% Preferred Blend (50% ICE BofA U.S. IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index.
The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

Cohen & Steers Real Estate Opportunities and Income Fund

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2025, leverage represented 34% of the Fund’s managed assets.
Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	34%
% Variable Rate Financing	11%
Variable Rate	5.2%
% Fixed Rate Financing(c)	89%
Weighted Average Rate on Fixed Financing(d)	2.7%
Weighted Average Term on Fixed Financing(d)	2.0 years
Weighted Average Cost of All Financing	3.0%
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2025. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.
(d)
The Fund entered into forward-starting interest rate swap contracts with interest receipts and payments commencing on September 15, 2025 (effective date). The current weighted average rate on fixed financing does not include forward-starting interest rate swaps and will change when their terms become effective. The weighted average term on fixed financing includes the maturities of the forward-starting interest rate swaps.

Cohen & Steers Real Estate Opportunities and Income Fund

June 30, 2025
Top Ten Holdings(a)
(Unaudited)

Security	Value	% of Managed Assets

Welltower, Inc.	$31,126,482	7.6
Digital Realty Trust, Inc.	22,486,827	5.5
American Tower Corp.	22,344,238	5.5
Crown Castle, Inc.	18,199,544	4.4
Prologis, Inc.	13,991,367	3.4
Sun Communities, Inc.	13,896,824	3.4
Invitation Homes, Inc.	13,697,378	3.3
Extra Space Storage, Inc.	12,391,153	3.0
Equinix, Inc.	11,412,608	2.8
Essex Property Trust, Inc.	9,247,342	2.3

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)
(Based on Managed Assets)
(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS
June 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	102.8%
APARTMENT	6.5%
Essex Property Trust, Inc.(a)(b)		32,630	$9,247,342
UDR, Inc.(a)(b)		203,355	8,302,985

			17,550,327

DATA CENTERS	12.6%
Digital Realty Trust, Inc.(a)		128,990	22,486,827
Equinix, Inc.(a)(b)		14,347	11,412,608

			33,899,435

FREE STANDING	4.2%
Agree Realty Corp.(a)(b)		100,002	7,306,146
Essential Properties Realty Trust, Inc.(a)(b)		89,618	2,859,711
NETSTREIT Corp.(a)(b)		62,170	1,052,538

			11,218,395

GAMING	1.0%
VICI Properties, Inc., Class A(a)(b)		83,420	2,719,492

HEALTH CARE	15.0%
CareTrust REIT, Inc.		50,389	1,541,903
Healthcare Realty Trust, Inc., Class A(a)(b)		346,784	5,499,994
Omega Healthcare Investors, Inc.(a)		60,337	2,211,351
Welltower, Inc.(a)		202,475	31,126,482

			40,379,730

HOTEL	3.4%
Host Hotels & Resorts, Inc.(a)(b)		591,324	9,082,737

INDUSTRIALS	7.9%
Americold Realty Trust, Inc.(a)(b)		147,059	2,445,591
EastGroup Properties, Inc.(a)		29,315	4,899,123
Prologis, Inc.(a)		133,099	13,991,367

			21,336,081

MANUFACTURED HOME	5.2%
Sun Communities, Inc.(a)(b)		109,865	13,896,824

OFFICE	3.1%
BXP, Inc.(a)(b)		16,693	1,126,277
Highwoods Properties, Inc.(a)(b)		46,461	1,444,472

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares	Value
Hudson Pacific Properties, Inc.(c)(d)		280,114	$767,512
Kilroy Realty Corp.(a)		87,131	2,989,465
Paramount Group, Inc.(a)(c)		332,304	2,027,054

			8,354,780

REGIONAL MALL	2.0%
Simon Property Group, Inc.(a)		34,346	5,521,463

SELF STORAGE	7.5%
Extra Space Storage, Inc.(b)		84,042	12,391,153
Public Storage(a)(b)		26,815	7,868,057

			20,259,210

SHOPPING CENTER	3.6%
Kimco Realty Corp.(a)(b)		74,465	1,565,254
Kite Realty Group Trust(a)(b)		306,473	6,941,614
SITE Centers Corp.(a)		115,697	1,308,533

			9,815,401

SINGLE FAMILY HOMES	5.1%
Invitation Homes, Inc.(a)(b)		417,603	13,697,378

SPECIALTY	4.0%
Iron Mountain, Inc.(a)(b)		50,504	5,180,195
Outfront Media, Inc.(a)(b)		346,158	5,649,299

			10,829,494

TELECOMMUNICATIONS	17.6%
American Tower Corp.(a)(b)		101,096	22,344,238
Crown Castle, Inc.(a)		177,159	18,199,544
SBA Communications Corp., Class A(a)(b)		28,965	6,802,140

			47,345,922

TIMBERLAND	4.1%
Rayonier, Inc.(a)(b)		285,054	6,322,498
Weyerhaeuser Co.(a)(b)		179,228	4,604,367

			10,926,865

TOTAL COMMON STOCK
(Identified cost—$249,445,014)			276,833,534

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares	Value
EXCHANGE-TRADED FUNDS	0.8%
CORPORATE BONDS	0.8%
Invesco Preferred ETF, Class INC(a)(b)		148,886	$1,657,101
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)		4,018	440,413

TOTAL EXCHANGE-TRADED FUNDS
(Identified cost—$2,108,716)			2,097,514

PREFERRED SECURITIES—EXCHANGE-TRADED	8.4%
BANKING	2.0%
Bank of America Corp., 4.375%, Series NN(a)(e)		20,000	359,200
Bank of America Corp., 5.00%, Series LL(a)(e)		20,000	406,200
Bank of America Corp., 5.375%, Series KK(a)(e)		5,931	129,414
Bank of America Corp., 5.875%, Series HH(a)(e)		41,000	1,004,910
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		30,000	460,800
Wells Fargo & Co., 4.70%, Series AA(a)(e)		50,000	941,500
Wells Fargo & Co., 4.75%, Series Z(a)(e)		31,919	607,738
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(e)		1,131	1,327,941

			5,237,703

BROKERAGE	1.2%
Morgan Stanley, 5.85%, Series K(a)(e)		38,838	908,809
Morgan Stanley, 6.375%, Series I(a)(e)		41,254	1,023,099
Morgan Stanley, 6.50%, Series P(a)(e)		17,961	462,137
Morgan Stanley, 6.625%, Series Q(a)(e)		2,841	73,440
Morgan Stanley, 6.875%, Series F(a)(e)		25,000	628,250

			3,095,735

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.50%, Series 4(a)(e)		34,342	866,792

DIVERSIFIED	0.2%
DigitalBridge Group, Inc., 7.125%, Series J(a)(e)		14,993	308,406
DigitalBridge Group, Inc., 7.15%, Series I(a)(e)		14,350	294,462

			602,868

FINANCE	0.7%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(f)		19,840	516,435
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(e)		25,216	579,716
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		4,165	69,764

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares	Value
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		11,394	$293,054
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		20,000	504,600

			1,963,569

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(e)		3,039	68,058

INSURANCE	0.6%
Allstate Corp., 7.375%, Series J(a)(e)		3,288	85,784
American Financial Group, Inc., 5.125%, due 12/15/59(a)		6,096	115,824
American Financial Group, Inc., 5.875%, due 3/30/59(a)		19,617	418,234
Athene Holding Ltd., 4.875%, Series D(a)(e)		24,721	422,729
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(e)(f)		11,128	268,964
Equitable Holdings, Inc., 4.30%, Series C(a)(e)		12,713	216,757
Lincoln National Corp., 9.00%, Series D(a)(e)		5,099	135,684

			1,663,976

SELF STORAGE	1.1%
Public Storage, 4.00%, Series P(a)(e)		58,968	929,336
Public Storage, 4.00%, Series R(a)(e)		25,865	406,856
Public Storage, 4.625%, Series L(a)(e)		16,956	309,617
Public Storage, 4.70%, Series J(a)(e)		30,712	565,715
Public Storage, 4.75%, Series K(a)(e)		9,086	171,907
Public Storage, 5.15%, Series F(a)(e)		20,000	406,800

			2,790,231

SHOPPING CENTER	0.3%
CTO Realty Growth, Inc., 6.375%, Series A(a)(e)		20,235	407,330
Regency Centers Corp., 6.25%, Series A(a)(e)		16,344	387,680

			795,010

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(a)(e)		84,754	1,618,801
AT&T, Inc., 5.00%, Series A(a)(e)		77,972	1,571,136
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		14,316	293,621

			3,483,558

UTILITIES	0.7%
Algonquin Power & Utilities Corp., 8.487% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19‑A (Canada)(a)(g)		25,000	629,000
CMS Energy Corp., 5.875%, due 10/15/78		20,000	440,600

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares		Value
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U			24,900	$622,251
Southern Co., 6.50%, due 3/15/85(a)			11,220	288,130

				1,979,981

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED
(Identified cost—$23,621,583)				22,547,481

		Principal Amount*
PREFERRED SECURITIES—OVER‑THE‑COUNTER	35.3%
BANKING	18.7%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(e)(f)			400,000	387,455
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(e)(f)			300,000	269,804
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(e)(f)(h)			400,000	442,438
Banco Santander SA, 4.125% to 11/12/27 (Spain)(e)(f)(h)		EUR	200,000	231,026
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(e)(f)(h)			600,000	635,324
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(e)(f)(h)			400,000	442,587
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(e)(f)(h)			600,000	701,233
Bank of America Corp., 5.518% to 10/25/34, due 10/25/35(a)(f)			500,000	500,232
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(e)(f)			206,000	209,844
Bank of America Corp., 6.625% to 5/1/30, Series OO(e)(f)			600,000	622,892
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(a)(f)			600,000	621,050
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(f)			600,000	637,777
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)			200,000	212,744
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(e)(f)(h)			400,000	402,717
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(e)(f)(h)			400,000	420,571
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(e)(f)(h)(i)		GBP	200,000	289,640

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

	Principal Amount*		Value
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(e)(f)(h)	GBP	200,000	$295,825
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(e)(f)(h)		1,400,000	1,558,491
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(e)(f)(h)(j)		600,000	610,835
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(e)(f)(h)(j)		400,000	421,710
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(e)(f)(h)(j)		800,000	847,898
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(e)(f)(h)(j)		800,000	847,975
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(e)(f)(h)(j)		600,000	644,359
CaixaBank SA, 6.25% to 7/24/32 (Spain)(e)(f)(h)(i)	EUR	400,000	482,960
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(e)(f)		893,000	880,705
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(e)(f)		2,075,000	1,927,486
Citigroup Capital III, 7.625%, due 12/1/36(a)		725,000	809,716
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(e)(f)		880,000	890,798
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(e)(f)		1,650,000	1,689,302
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(e)(f)		690,000	727,030
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(e)(f)		1,800,000	1,898,806
Commerzbank AG, 7.50% to 10/9/30 (Germany)(e)(f)(h)(i)		400,000	407,658
Cooperatieve Rabobank UA, 6.50% (Netherlands)(e)(i)	EUR	300,000	403,227
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(e)(f)(h)(i)	GBP	400,000	576,414
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(e)(f)(h)(j)		500,000	506,672
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(e)(h)(j)(k)		400,000	31,000
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(e)(f)(h)(i)	EUR	600,000	755,854
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(e)(f)(h)(i)	EUR	400,000	499,157
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(e)(f)(h)		800,000	801,191
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(e)(f)(h)		400,000	398,135
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(h)(i)		700,000	712,687
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(e)(f)(h)(i)		1,000,000	1,064,472
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(e)(f)(h)(j)		600,000	602,607
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(e)(f)		574,000	607,303

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

	Principal Amount*	Value
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(e)(f)(h)	600,000	$603,111
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(e)(f)(h)	800,000	845,683
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(e)(f)(h)	1,200,000	1,201,029
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(e)(f)(h)	1,600,000	1,610,046
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(e)(f)(h)	600,000	648,692
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(e)(f)	321,000	324,981
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(e)(f)	841,000	858,988
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(f)	700,000	702,268
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(e)(f)(h)(j)	700,000	691,325
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(e)(f)(h)(j)	600,000	613,733
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(e)(f)(h)(j)	400,000	425,488
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(e)(f)(h)(j)	500,000	546,922
State Street Corp., 6.70% to 9/15/29, Series J(a)(e)(f)	1,000,000	1,048,267
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(h)(i)	800,000	839,416
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(f)	600,000	617,252
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(f)	800,000	837,526
Truist Financial Corp., 6.669% to 9/1/25, Series N(a)(e)(f)	1,750,000	1,756,823
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(e)(f)(h)(j)	700,000	704,822
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(e)(f)(h)(j)	600,000	633,158
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(e)(f)(h)(j)	1,000,000	1,093,974
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(e)(f)(h)(j)	1,000,000	1,158,911
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(e)(f)	372,000	368,420
Wells Fargo & Co., 6.85% to 9/15/29(a)(e)(f)	1,000,000	1,053,310
Wells Fargo & Co., 7.625% to 9/15/28(a)(e)(f)	2,140,000	2,303,811

		50,415,563

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*		Value
BROKERAGE	0.8%
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(e)(f)			724,000	$770,614
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(e)(f)			1,403,000	1,480,764

				2,251,378

ENERGY	0.3%
BP Capital Markets PLC, 6.45% to 12/1/33(a)(e)(f)			750,000	768,569

FINANCE	0.1%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(f)(j)			200,000	195,848

HEALTH CARE	0.4%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(f)			750,000	775,433
Dentsply Sirona, Inc., 8.375% to 6/12/30, due 9/12/55(f)			250,000	252,004

				1,027,437

INSURANCE	2.2%
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(e)(f)(h)(i)		EUR	400,000	484,115
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(f)(i)			400,000	402,081
Dai‑ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(e)(f)(j)			600,000	606,944
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(f)			610,000	626,083
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(f)(j)			638,000	626,485
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(f)(j)			420,000	438,303
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(f)			350,000	360,412
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(f)			300,000	314,716
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(f)			154,000	153,877
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(e)(f)(j)			600,000	591,163

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*		Value
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(e)(f)			1,000,000	$1,058,370
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51 (Switzerland)(f)(i)			400,000	351,895

				6,014,444

PIPELINES	4.7%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(f)			750,000	754,280
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(f)			386,000	397,520
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(f)			600,000	618,792
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(f)			2,170,000	2,299,436
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(f)			1,445,000	1,612,429
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(e)(f)			546,000	545,505
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(e)(f)			1,716,000	1,752,317
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(f)(j)			800,000	826,122
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)(f)(j)			700,000	729,632
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(f)			700,000	695,721
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(f)			880,000	855,896
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A (Canada)(a)(f)			885,000	888,608
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(e)(f)(j)			730,000	710,399

				12,686,657

SHOPPING CENTER	0.2%
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(e)(f)(i)		EUR	400,000	473,493

TELECOMMUNICATION SERVICES	1.5%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(f)			500,000	513,757
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(f)			750,000	762,597

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(f)		600,000	$603,733
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(f)		930,000	938,548
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(f)		210,000	192,157
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(f)		1,201,000	911,482

			3,922,274

UTILITIES	6.4%
AES Corp., 7.60% to 10/15/29, due 1/15/55(a)(f)		700,000	722,470
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(f)		2,075,000	2,025,758
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(f)(j)		700,000	701,905
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(f)		977,000	1,021,099
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)(f)		500,000	524,560
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(a)(f)		500,000	450,009
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(e)(f)		700,000	689,104
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(f)		900,000	915,636
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(f)		1,340,000	1,410,367
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A (Canada)(a)(f)		450,000	453,948
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(f)		500,000	518,578
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(f)		833,000	864,413
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(f)		1,000,000	1,017,734
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(f)		600,000	614,820
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(f)		750,000	774,718
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(f)		1,000,000	1,039,970
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(f)		1,425,000	1,373,770
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(f)		958,000	911,850
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(f)		728,000	735,964

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(a)(f)		400,000	$412,589

			17,179,262

TOTAL PREFERRED SECURITIES—OVER‑THE‑COUNTER
(Identified cost—$91,357,869)			94,934,925

CORPORATE BONDS	0.6%
OFFICE	0.4%
Hudson Pacific Properties LP, 3.25%, due 1/15/30		600,000	491,150
Hudson Pacific Properties LP, 5.95%, due 2/15/28		500,000	487,972

			979,122

REGIONAL MALL	0.2%
Simon Property Group LP, 5.85%, due 3/8/53(a)		700,000	700,969

TOTAL CORPORATE BONDS
(Identified cost—$1,710,277)			1,680,091

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.5%
Hudson Pacific Properties, Inc., exercise price $0.01(c)(l)		492,325	1,344,047

TOTAL WARRANTS
(Identified cost—$1,092,962)			1,344,047

SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(m)		2,993,029	2,993,029
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.27%(m)		3,853,145	3,853,145

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$6,846,174)			6,846,174

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$376,182,595)	150.9%		406,283,766
WRITTEN OPTION CONTRACTS
(Premiums received—$962,277)	(0.2)		(645,339)
LIABILITIES IN EXCESS OF OTHER ASSETS	(50.7)		(136,505,092)

NET ASSETS	100.0%		$269,133,335

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$96.00	7/18/25	(6,767)	$(64,130,859)	$(793,588)	$(552,999)
Call—iShares U.S. Real Estate ETF	97.00	7/18/25	(1,958)	(18,555,966)	(168,689)	(92,340)

			(8,725)	$(82,686,825)	$(962,277)	$(645,339)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$37,000,000	2.201%	Monthly	4.450%(o)	Monthly	10/1/25	$261,542	$—	$261,542
14,500,000	2.360%	Monthly	4.450%(o)	Monthly	12/18/25	130,877	—	130,877
37,000,000	1.957%	Monthly	4.450%(o)	Monthly	3/1/26	577,665	—	577,665
37,000,000	1.557%	Monthly	4.450%(o)	Monthly	3/1/27	1,269,068	—	1,269,068
25,000,000	3.655%	Monthly	USD‑SOFR‑OIS(p)	Monthly	9/15/28	(274,812)	—	(274,812)
25,000,000	3.588%	Monthly	USD‑SOFR‑OIS(p)	Monthly	9/15/28	(226,504)	—	(226,504)

						$1,737,836	$—	$1,737,836

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,843,978	USD	3,311,201	7/28/25	$(44,619)
Brown Brothers Harriman	GBP	843,175	USD	1,148,641	7/28/25	(8,877)

						$(53,496)

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$276,833,534	$—	$—	$276,833,534
Exchange-Traded Funds	2,097,514	—	—	2,097,514
Preferred Securities—Exchange‑Traded	22,547,481	—	—	22,547,481
Preferred Securities—Over‑the‑Counter	—	94,934,925	—	94,934,925
Corporate Bonds	—	1,680,091	—	1,680,091
Warrants	—	1,344,047	—	1,344,047
Short-Term Investments	—	6,846,174	—	6,846,174

Total Investments in Securities(q)	$301,478,529	$104,805,237	$—	$406,283,766

Interest Rate Swap Contracts	$—	$2,239,152	$—	$2,239,152

Total Derivative Assets(q)	$—	$2,239,152	$—	$2,239,152

Forward Foreign Currency Exchange Contracts	$—	$(53,496)	$—	$(53,496)
Interest Rate Swap Contracts	—	(501,316)	—	(501,316)
Written Option Contracts	—	(645,339)	—	(645,339)

Total Derivative Liabilities(q)	$—	$(1,200,151)	$—	$(1,200,151)

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.
*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $294,971,549 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $59,309,982 in aggregate has been pledged as collateral.
(c)	Non–income producing security.
(d)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $624,654.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed–rate coupon period.
(g)	Variable rate. Rate shown is in effect at June 30, 2025.
(h)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $27,731,861 which represents 10.3% of the net assets of the Fund (6.8% of the managed assets of the Fund).

(i)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $7,743,069 which represents 2.9% of the net assets of the Fund, of which 0.0% are illiquid.

(j)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $15,808,190 which represents 5.9% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)
Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $1,092,962. These warrants do not have a stated expiration date.

(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on USD‑SOFR‑OIS. Represents rates in effect at June 30, 2025.
(p)	Represents a forward–starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).
(q)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$376,182,595)	$406,283,766
Cash	42,945
Cash collateral pledged for interest rate swap contracts	1,772,585
Foreign currency, at value (Identified cost—$1,177,716)	1,186,861
Receivable for:
Dividends and interest	2,604,779
Investment securities sold	917,591
Other assets	20,865

Total Assets	412,829,392

LIABILITIES:
Written option contracts, at value (Premiums received—$962,277)	645,339
Unrealized depreciation on forward foreign currency exchange contracts	53,496
Payable for:
Credit agreement	141,000,000
Investment securities purchased	766,395
Interest expense	614,486
Investment management fees	336,457
Dividends and distributions declared	100,887
Variation margin on interest rate swap contracts	38,331
Administration fees	20,187
Other liabilities	120,479

Total Liabilities	143,696,057

NET ASSETS applicable to 16,722,406 shares of $0.001 par value of common stock outstanding	$269,133,335

NET ASSETS consist of:
Paid‑in capital	$296,146,951
Total distributable earnings/(accumulated loss)	(27,013,616)

$269,133,335

NET ASSET VALUE PER SHARE:
($269,133,335 ÷ 16,722,406 shares outstanding)	$16.09

MARKET PRICE PER SHARE	$15.18

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.66)%

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividend income	$5,408,293
Interest income (net of $9,403 of foreign withholding tax)	2,968,673

Total Investment Income	8,376,966

Expenses:
Interest expense	3,598,868
Investment management fees	2,018,622
Administration fees	156,164
Professional fees	50,897
Shareholder reporting expenses	29,512
Custodian fees and expenses	10,370
Transfer agent fees and expenses	9,810
Trustees’ fees and expenses	6,134
Line of credit fees	6,005
Miscellaneous	19,254

Total Expenses	5,905,636

Net Investment Income (Loss)	2,471,330

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	1,772,878
Written option contracts	3,380,815
Interest rate swap contracts	1,524,056
Forward foreign currency exchange contracts	(542,566)
Foreign currency transactions	15,309

Net realized gain (loss)	6,150,492

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,783,606
Written option contracts	(134,092)
Interest rate swap contracts	(2,108,679)
Forward foreign currency exchange contracts	(79,034)
Foreign currency translations	11,421

Net change in unrealized appreciation (depreciation)	4,473,222

Net Realized and Unrealized Gain (Loss)	10,623,714

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,095,044

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,471,330	$2,828,839
Net realized gain (loss)	6,150,492	1,870,284
Net change in unrealized appreciation (depreciation)	4,473,222	15,507,551

Net increase (decrease) in net assets resulting from operations	13,095,044	20,206,674

Distributions to shareholders	(11,036,788)	(7,392,699)
Tax return of capital to shareholders	—	(14,680,877)

Total distributions	(11,036,788)	(22,073,576)

Total increase (decrease) in net assets	2,058,256	(1,866,902)
Net Assets:
Beginning of period	267,075,079	268,941,981

End of period	$269,133,335	$267,075,079

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2025 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$13,095,044
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(110,556,672)
Proceeds from sales and maturities of long-term investments	119,086,480
Net purchases, sales and maturities of short-term investments	(1,451,325)
Net amortization of premium (accretion of discount) on investments in securities	117,056
Net (increase) decrease in dividends and interest receivable and other assets	410,992
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(106,995)
Net increase (decrease) in payable for variation margin on interest rate swap contracts	61,309
Net increase (decrease) in premiums received from written option contracts	161,104
Net change in unrealized (appreciation) depreciation on written option contracts	134,092
Net change in unrealized (appreciation) depreciation on investments in securities	(6,783,606)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	79,034
Net realized (gain) loss on investments in securities	(1,772,878)

Cash provided by (used for) operating activities	12,473,635

Cash Flows from Financing Activities:
Dividends and distributions paid	(11,043,674)

Increase (decrease) in cash and restricted cash	1,429,961
Cash and restricted cash at beginning of period (including foreign currency)	1,572,430

Cash and restricted cash at end of period (including foreign currency)	$3,002,391

Supplemental Disclosure of Cash Flow Information:
For the six months ended June 30, 2025, interest paid was $3,646,299.

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

STATEMENT OF CASH FLOWS—(Continued)
For the Six Months Ended June 30, 2025 (Unaudited)
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$42,945
Restricted cash	1,772,585
Foreign currency	1,186,861

Total cash and restricted cash shown on the Statement of Cash Flows	$3,002,391

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

FINANCIAL HIGHLIGHTS (Unaudited)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,		For the Period February 24, 2022(a) through December 31, 2022
Per Share Operating Data:			2024	2023
Net asset value, beginning of period	$15.97		$16.08	$15.54	$20.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.15		0.17	0.20	0.40
Net realized and unrealized gain (loss)	0.63		1.04	1.62	(3.92)

Total from investment operations	0.78		1.21	1.82	(3.52)

Less dividends and distributions to shareholders from:

Net investment income	(0.66)		(0.44)	(0.47)	(0.27)
Tax return of capital	—		(0.88)	(0.81)	(0.67)

Total dividends and distributions to shareholders	(0.66)		(1.32)	(1.28)	(0.94)

Net increase (decrease) in net asset value	0.12		(0.11)	0.54	(4.46)

Net asset value, end of period	$16.09		$15.97	$16.08	$15.54

Market price, end of period	$15.18		$14.78	$13.99	$13.48

Net asset value total return(c)	5.13	%(d)	8.39%	13.59%	–17.52	%(d)

Market price total return(c)	7.17	%(d)	15.30%	13.93%	–28.46	%(d)

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,		For the Period February 24, 2022(a) through December 31, 2022
Ratios/Supplemental Data:			2024	2023

Net assets, end of period (in millions)	$269.1		$267.1	$268.9	$260.5

Ratios to average daily net assets:

Expenses	4.48	%(e)	4.86%	5.09%	3.14	%(e)

Ratio of expenses to average daily net assets (excluding interest expense)	1.75	%(e)	1.74%	1.74%	1.74	%(e)

Ratio of net investment income (loss) to average daily net assets	1.87	%(e)	1.04%	1.30%	2.32	%(e)

Portfolio turnover rate	27	%(d)	43%	59%	38	%(d)

Revolving Credit Agreement:

Asset coverage ratio for revolving credit agreement	291%		289%	291%	277%

Asset coverage per $1,000 for revolving credit agreement	$2,909		$2,894	$2,907	$2,772

Amount of loan outstanding (in millions)	$141.0		$141.0	$141.0	$147.0

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)
Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized.

See accompanying notes to financial statements.

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Real Estate Opportunities and Income Fund, a Maryland statutory trust (the Fund), was organized on April 26, 2021, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non‑diversified, closed‑end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about February 23, 2034 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty‑six months (or since the commencement of the Fund’s operations, if less than thirty‑six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.
The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Schedule of Investments.
Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non‑U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.
Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investments. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2025, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2025 the Fund’s fiscal year end.
Distributions Subsequent to June 30, 2025: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex‑Date/ Record Date	Payable Date	Amount
7/15/25	7/31/25	$0.110
8/12/25	8/29/25	$0.110
9/9/25	9/30/25	$0.110
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for the current tax year and has concluded that as of June 30, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2025, the Fund incurred $121,117 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also trustees, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers, except for the Chief Compliance Officer who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,180 for the six months ended June 30, 2025.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $110,173,923 and $118,390,560, respectively.

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments
The following tables present the value of derivatives held at June 30, 2025 and the effect of derivatives held during the six months ended June 30, 2025, if any, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded(a)	—	$—	Written option contracts, at value	$645,339
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	—	—	Unrealized depreciation	53,496
Interest Rate Risk:
Interest Rate Swap Contracts(a)	—	—	Payable for variation margin on interest rate swap contracts	1,737,836	(c)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(c)
Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$3,380,815	$(134,092)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(542,566)	(79,034)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	1,524,056	(2,108,679)

Cohen & Steers Real Estate Opportunities and Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the monthly average volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2025:

	Written Option Contracts(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$79,081,184	$154,071,429	$5,622,799

(a)
Average notional amount represent the average for all months in which the Fund had option contracts, interest rate swap contracts and forward foreign currency exchange contracts outstanding at month‑end. For the period, this represents, six months for written option contracts, interest rate swap contracts and forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
Note 5. Income Tax Information
As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$376,182,595

Gross unrealized appreciation on investments	$43,388,051
Gross unrealized depreciation on investments	(11,285,602)

Net unrealized appreciation (depreciation) on investments	$32,102,449

The Fund incurred ordinary losses of $14,655 after October 31, 2024 that it has elected to defer to the following year.
As of December 31, 2024, the Fund has a net capital loss carryforward of $55,295,376 which may be used to offset future capital gains. The loss is comprised of $26,000,287 of short-term capital loss carryover and $29,295,089 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.
Note 6. Capital Stock
The Fund is authorized to issue an unlimited number of shares of beneficial interest.
During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not issue shares of common stock for the reinvestment of dividends.

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On December 10, 2024, the Board of Trustees approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.
During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not effect any repurchases.
Note 7. Borrowings
The Fund entered into a $147,000,000 margin loan and security agreement (the loan agreement) with Bank of America, N.A. (Bank of America). Borrowings under the loan agreement bear interest based on the Secured Overnight Financing Rate (SOFR) and a fixed rate. The Fund also pays a fee of 0.20% per annum, on any unutilized portion of the loan agreement. The loan agreement has a 360‑day evergreen provision whereby Bank of America may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 60 days’ notice to Bank of America. The Fund is required to pledge securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the loan agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the loan agreement, necessitating the sale of portfolio securities at potentially inopportune times.
As of June 30, 2025, the Fund had outstanding borrowings of $141,000,000 at a rate of 5.2%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2025, the Fund borrowed an average daily balance of $141,000,000 at a weighted average borrowing cost of 5.1%.
Note 8. Other Risks
Market Price Discount from Net Asset Value Risk: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.
Non‑Diversified Status Risk: Because the Fund, as a non‑diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.
Investing in Real Estate Securities Risk: Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors

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such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium‑sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.
Common Stock Risk: The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.
REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a

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lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small- and Medium‑Sized Companies Risk: Companies in the real estate industry tend to be small- to medium‑sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.
Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Contingent Capital Securities Risk: CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade

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securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non‑cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.
Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

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Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, due to changes in market structure and regulation over the past several years, dealers tend to hold lower inventories of securities than they had in the past, which can limit the ability and willingness of these dealers to make markets and provide liquidity. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Foreign (Non‑U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Currency Risk and Currency Hedging: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Rule 144A Securities Risk: Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such

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securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.
Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.
Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

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Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.
The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.
Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyberattacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Note 9. Operating Segments
An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has

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operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre‑determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 10. Subsequent Events
Management has evaluated events and transactions occurring after June 30, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Real Estate Opportunities and Income Fund

PROXY RESULTS (Unaudited)
The Fund’s shareholders voted on the following proposals at the annual meeting held on April 24, 2025. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Trustees:

Joseph M. Harvey	13,377,967	256,566
Gerald J. Maginnis	13,142,602	491,931
Daphne L. Richards	13,410,721	223,812

Cohen & Steers Real Estate Opportunities and Income Fund

(The following pages are unaudited)
REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866‑227‑0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866‑227‑0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N‑PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N‑PORT is available (i) without charge, upon request, by calling 866‑227‑0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099‑DIV forms, which are mailed after the close of each calendar year.Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c‑1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.
Changes to the Portfolio Management Team
Effective January 31, 2025, Robert Kastoff was added as a portfolio manager of the Fund.

Cohen & Steers Real Estate Opportunities and Income Fund

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
The Board of Trustees of the Fund (the Board), including a majority of the trustees who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Trustees), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Trustees, in their capacity as the Contract Review Committee, held on June 3, 2025 and at a meeting of the full Board held on June 17, 2025. The Independent Trustees, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Management Agreement was unanimously continued for a term ending June 30, 2026 by the Board, including the Independent Trustees. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.
In considering whether to continue the Management Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Trustees outlining the legal duties of the Board. The Board also considered a supplemental peer group compiled by the Investment Manager when evaluating the Fund’s performance and fees and expenses. The Board took into account that the Investment Manager believes the supplemental peer group, which consists of a mix of recently launched real estate and preferred securities closed‑end funds, is more representative of the Fund’s expense structure. The Board also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Trustees, on behalf of the Independent Trustees, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day‑to‑day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund.
Additionally, the Board took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to

Cohen & Steers Real Estate Opportunities and Income Fund

those of the Fund. The Board also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board considered that, on a net asset value (NAV) basis, the Fund outperformed the Peer Group medians for the one- and three-year periods ended March 31, 2025, ranking one out of four peers for each, respectively. The Board noted that, on a NAV basis, the Fund outperformed the blended benchmark for the one‑year period ended March 31, 2025. The Fund underperformed the blended benchmark for the three-year period ended March 31, 2025. The Board also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Manager, and noted that the Fund outperformed for the one- and three-year periods ended March 31, 2025, ranking the Fund two out of six peers and three out of six peers, respectively. The Board engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance, as well as the impact of leverage on the Fund’s performance. The Board also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board considered that the Fund’s actual management fees at managed and common asset levels were higher than the Peer Group medians, ranking the Fund four out of four peers for each. The Board considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Manager, and noted that the Fund’s actual management fee at managed asset levels was lower than the supplemental peer group median, ranking two out of six peers, and that the Fund’s actual management fee at common asset levels was higher than the supplemental peer group median, ranking six out of six peers. The Board considered that the Fund’s total expense ratios including investment-related expenses at both common and managed asset levels were higher than the Peer Group medians, ranking four out of four peers for each. The Board also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels were higher than the Peer Group medians, ranking four out of four peers for each. The Fund’s total expense ratios including investment-related expenses at both managed and common assets levels were higher than the supplemental peer group medians, ranking the Fund six out of six peers for each. The Fund’s total expense ratio excluding investment-related expenses at managed asset level was higher than the supplemental peer

Cohen & Steers Real Estate Opportunities and Income Fund

group median, ranking six out of six peers. The Fund’s total expense ratio excluding investment-related expenses at managed asset levels was the lower than the supplemental peer group median, ranking two out of six peers, and the Fund’s total expense ratio excluding investment-related expenses at common asset levels was higher than the supplemental peer group median, ranking six out of six peers. The Board considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.
The Board also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed‑end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board determined that, given the Fund’s closed‑end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

Cohen & Steers Real Estate Opportunities and Income Fund

No single factor was cited as determinative to the decision of the Board, and each Trustee may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Trustees, unanimously approved the continuation of the Management Agreement.

Cohen & Steers Real Estate Opportunities and Income Fund

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

Cohen & Steers Real Estate Opportunities and Income Fund

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Real Estate Opportunities and Income Fund

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS
REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS
INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS
INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Real Estate Opportunities and Income Fund

OFFICERS AND TRUSTEES
Joseph M. Harvey
Trustee and Chair
Adam M. Derechin
Trustee
Michael G. Clark
Trustee
George Grossman
Trustee
Dean A. Junkans
Trustee
Gerald J. Maginnis
Trustee
Jane F. Magpiong
Trustee
Daphne L. Richards
Trustee
Ramona Rogers-Windsor
Trustee
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer
and Vice President
Yigal D. Jhirad
Vice President
Mathew Kirschner
Vice President
Jason Yablon
Vice President
Elaine Zaharis-Nikas
Vice President
Jerry Dorost
Vice President
KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor New York, NY 10036
(212) 832-3232
Co-administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227-0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	RLTY
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE
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Semi-Annual Report June 30, 2025
Cohen & Steers
Real Estate
Opportunities
and Income Fund
(RLTY)
RLTYSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

Learn about the upcoming change to
Tailored Shareholder Reports:
www.shareholdereducation.com/tsr

COHEN & STEERS ID: XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature
Cohen & Steers Real Estate Opportunities and Income Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954
www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of trustees implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 5, 2025